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                                                                   Exhibit 10.74

                          SECURITIES EXCHANGE AGREEMENT


         THIS SECURITIES EXCHANGE AGREEMENT (this "Agreement"), dated as of July 1, 2002, is by and between Aquis Communications Group, Inc., a Delaware corporation with a place of business at 1719A Route 10, Suite 300, Parsippany, New Jersey 07054 (the "Company") and AMRO International, S.A., with a place of business at c/o Ultra Finance, Grossmunsterplatz 6, Zurich CH-8022 Switzerland (the "Debt Holder" and with the Company, the "Parties" and each individually, a "Party").

         WHEREAS, the Debt Holder owns, beneficially and of record, $2,000,000 principal amount of the Company's 11% Convertible Debenture (the "Existing Convertible Debenture") and a warrant to purchase up to 357,942 shares of the Company's common stock (such warrant, the "Existing Warrant" and the Company's common stock, the "Common Stock"); and

         WHEREAS, the Company entered into a Restructuring Agreement, dated as of July 1, 2002, 2002 (the "Restructuring Agreement"), with Desert Communications I, LLC, a Delaware limited liability company ("Desert"), and FINOVA Capital Corporation, a Delaware corporation ("FINOVA"), pursuant to which the approximately $31.5 million in indebtedness of Aquis Wireless Communications, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, to FINOVA will be restructured (the "Restructuring"); and

         WHEREAS, as a condition precedent to the Restructuring, the Company is required to (a) enter into an agreement substantially in the form of this Agreement with the Debt Holder whereby the Company will (i) cancel the Existing Convertible Debenture and the Existing Warrant, (ii) issue to the Debt Holder the Note, (iii) issue to the Debt Holder such number of shares of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") which shall be convertible into such number of shares of Common Stock as represents 9.9% of the issued and outstanding and 4.0% of the fully diluted Common Stock upon the Closing of the Restructering and the transactions contemplated hereby and thereby, and (iv) issue to the Debt Holder a warrant, in the form of Exhibit C attached hereto, to purchase up to such number of shares of Common Stock (the "Warrant") as represents 5.9% of the fully diluted Common Stock upon the closing of the Restructuring and the transactions contemplated hereby and thereby, and (b) con-summate the transactions contemplated by this Agreement on or prior to the closing of the transactions described in the Restructuring Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

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                                   ARTICLE I

                DEFINITIONS; REFERENCES TO SECTIONS AND EXHIBITS

         1.1 Definitions. Capitalized terms used in this Agreement have the meanings indicated below:

         "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

         "Certificate of Designations" the Certificate of Designation of the Company to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit B attached hereto.

         "Claims" has the meaning set forth in Section 7.1.

         "Closing" has the meaning set forth in Section 2.4.

         "Closing Date" has the meaning set forth in Section 2.4.

         "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Company SEC Documents" has the meaning set forth in Section 3.4.

         "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

         "Encumbrance" means any charge, claim, mortgage, servitude, community or other marital property interest, covenant, equitable interest, license, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal or similar restriction.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

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         "Indemnified Party" has the meaning set forth in Section 7.1.

         "Indemnifying Party" has the meaning set forth in Section 7.1.

         "Losses" has the meaning set forth in Section 7.1.

         "Note" means the Company's junior, 10% unsecured promissory note in the principal amount of $1,000,000 in the form of Exhibit A attached hereto.

         "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Requirements of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

         "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         1.2 References to Sections and Exhibits. All references in this Agreement to sections and exhibits refer to the corresponding sections and exhibits of, or attached to, this Agreement, unless the context expressly or by necessary implication otherwise requires.

                                   ARTICLE II

                               EXCHANGE OF SHARES

         2.1 Authorization. The Company has authorized the issuance of the Preferred Stock, the Warrant and the Note into which the Existing Convertible Debenture and Existing Warrant may be converted.

         2.2 Exchange of Shares. Subject to the terms and conditions set forth in this Agreement, the Company agrees to exchange with the Debt Holder, and the Debt Holder agrees to exchange with the Company, on the Closing Date, the Existing Convertible Debenture and Existing Warrant for the Note, the Warrant and the Preferred Stock.

         2.3 Certificate of Designations. The Preferred Stock will have the preferences, rights and privileges as set forth in the Certificate of Designations.

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         2.4 Closing. The closing of the transactions contemplated by Section
2.2 (the "Closing") will take place at the offices of Desert's counsel, Piper Rudrick LLP, 1251 Avenue of the Americas, 29th Floor, New York, New York simultaneously with, and on the date of, the closing of the transactions described in the Restructuring Agreement, or at such other time, place and date that the Company, FINOVA and the Debt Holder may agree to in writing (the "Closing Date"). On the Closing Date, (a) the Company will deliver to the Debt Holder the Note, the Warrant and certificates representing the number of shares of Preferred Stock being acquired by the Debt Holder pursuant to Section 2.2, registered in the name of the Debt Holder and in such denominations as is specified in advance by the Debt Holder and (b) the Debt Holder will deliver to the Company for cancellation the Existing Convertible Debenture and Existing Warrant held by the Debt Holder, each such certificate being duly endorsed in blank and accompanied by such stock powers and other such other documents as may reasonably be necessary in the Company's judgment to transfer record ownership of the Existing Convertible Debenture and the Existing Warrant.

                                  ARTICLE III

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company represents, warrants and covenants to the Debt Holder as follows:

         3.1 Incorporation. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

         3.2 Authorization. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Preferred Stock, the Warrant and the Note has been or will be taken prior to the Closing.

         3.3 Validity of Securities; No Violation. The Preferred Stock, the Warrant and Note, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of all Encumbrances. The issuance of the Preferred Stock, the shares underlying the Preferred Stock, the Warrant, the shares underlying the Warrant and Note will not violate, conflict with or constitute a default under the Charter or the By-Laws of the Company or any material agreement or commitment to which the Company is a party.

         3.4 SEC Filings. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the Securities Act and the Exchange Act collectively, (the "Company SEC Documents"). Each Company SEC Document filed, as amended or supplemented, if applicable, (a) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder and (b) did not, at the time it was filed, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

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         3.5 Binding Effect. This Agreement has been duly executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         3.6 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the exchange for the Preferred Stock, Warrant or Note) by, or enforcement against, the Company of this Agreement or the transactions contemplated by this Agreement.

         3.7 Section 3(a)(9) Offering. No form of general solicitation or general advertising will be used by the Company or its representatives in connection with the issuance of the Preferred Stock, the Warrant or Note. The exchange of securities hereunder is being made pursuant to Section 3(a)(9) of the Securities Act and therefore no registration of the Preferred Stock, the shares issuable upon conversion of the Preferred Stock, the Warrant, the shares issuable upon cashless exercise of the Warrant or Note, pursuant to the provisions of the Securities Act or any state securities laws, will be required by the issuance of such securities. The Company agrees that neither it, nor anyone acting on its behalf, will offer to sell the Preferred Stock, the shares issuable upon conversion of the Preferred Stock, the Warrant, the Shares underlying the Warrant issuable upon cashless exercise of the Warrant or Note or any other securities of the Company so as to require the registration of such securities pursuant to the provisions of the Securities Act or any state securities laws, unless such Preferred Stock, Warrant, shares underlying the Warrant or Note or other securities are so registered.

         3.8 Broker's, Finder's or Similar Fees. Except for financial advisory fees payable by the Company to Ladenburg Thalmann & Co., Incorporated, there are no brokerage commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated by this Agreement based on any agreement, arrangement or understanding with the Company or any action taken by any such Person.

         3.9 Disclosure. This Agreement and the documents and certificates furnished to the Debt Holder by the Company in connection with this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

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         3.10 No Restrictions on Resale. The Existing Convertible Debentures
were initially issued by the Company to the Debt Holder on April 17, 2000 in a private placement exempt from registration pursuant to Section 4(2) under the Securities Act. Pursuant to Rule 144(k) of the Securities Act and based in part on the representations and warranties of the Debt Holder in Article IV, the Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant upon cashless exercise and the Note and any shares of Common Stock or other securities of the Company issued in exchange for such securities are not, and will not, be subject to restrictions on resale and shall not contain any legend (other than, in the case of the Note, a legend indicating that it is subject to that certain Subordination Agreement, dated as of the date herewith, entered into between AMRO International, S.A. and Finova Capital Corporation (the "Subordination Agreement")). Accordingly, if any such securities are issued with a restrictive legend (except as to the legend on the Note as indicated above), the Company will, no later than five business days following the delivery by the Debt Holder or a permitted assignee to the Company or the Company's transfer agent of such securities containing a restrictive legend, deliver or cause to be delivered to the Debt Holder or permitted assignees a certificate representing such securities that is free from all restrictive and other legends. With respect to any Common Stock issued in a cashless exchange for the Preferred Stock, the Warrant or the Note or any of the Company's securities issued in exchange therefor, in addition to such Debt Holder's other available remedies, the Company shall pay to the Debt Holder or a permitted assignee, in cash, as liquidated damages and not as a penalty, $2,000 for each day after such five business days until such certificate is delivered free from all restrictive and other legends.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

         The Debt Holder represents and warrants to the Company as follows:

         4.1 Existence and Power. The Debt Holder (a) is duly organized and validly existing under the laws of the jurisdiction of its formation, and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         4.2 Authorization; No Contravention. The execution, delivery and performance by the Debt Holder of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary action, (b) do not contravene the terms of the Debt Holder's organizational documents, or any amendment thereof and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Encumbrance under, any Contractual Obligation of the Debt Holder or any Requirement of Law applicable to the Debt Holder.

         4.3 Title. The Debt Holder owns, beneficially and of record, the Existing Convertible Debenture and the Existing Warrant, free and clear of all Encumbrances. The Existing Convertible Debenture and Existing Warrant has been held by the Debt Holder since April 17, 2000 for the purpose of calculating the tacking of the holding period of such securities under Rule 144(d) of the Securities Act. The Debt Holder has the unrestricted power and authority to transfer such securities to the Company. Upon delivery to the Company of the Existing Convertible Debenture and Existing Warrant and upon the exchange for the Preferred Stock, the Warrant and Note, the Company will acquire good and valid title to such Existing Convertible Debenture, free and clear of all Encumbrances, other than those created by the Company.

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         4.4 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the exchange for the Preferred Stock, the Warrant or Note) by, or enforcement against, the Debt Holder of this Agreement or the transactions contemplated by this Agreement.

         4.5 Binding Effect. This Agreement has been duly executed and delivered by the Debt Holder and constitutes a legal, valid and binding obligation of the Debt Holder, enforceable against the Debt Holder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         4.6 Accredited Investor. The Debt Holder represents and warrants that the Debt Holder (a) has such knowledge and experience in financial and business matters such that the Debt Holder is capable of evaluating the merits and risks of an investment in the Preferred Stock, the Warrant and Note and is able to bear the economic risk of such investment (i.e., at the time of investment the Debt Holder could afford a complete loss) and (b) is an "accredited investor" (as defined in Rule 501 of Regulation D as promulgated by the Commission).

         4.7 Section 3(a)(9) Offering. The Debt Holder understands that the Preferred Stock, the Warrant and the Note will not be registered at the time of their issuance under the Securities Act for the reason that the issuance provided for in this Agreement is exempt pursuant to Section 3(a)(9) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Debt Holder's representations set forth in this Agreement.

         4.8 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Debt Holder in connection with the transactions contemplated by this Agreement based on any agreement, arrangement or understanding with the Debt Holder or any action taken by the Debt Holder.

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                                   ARTICLE V

                                CONDITIONS TO THE
                     OBLIGATION OF THE STOCKHOLDER TO CLOSE

         The obligation of the Debt Holder to exchange the Existing Convertible Debenture and the Existing Warrant for the Preferred Stock, the Warrant and Note at the Closing and to perform any obligations under this Agreement will be subject to the satisfaction as determined by, or waiver by, the Debt Holder of the following conditions on or before the Closing Date:

         5.1 Representations and Warranties. Each of the representations and warranties of the Company in this Agreement, or in any written statement, list or certificate furnished pursuant to an express requirement of this Agreement, will be true and correct, individually and in the aggregate, in all material respects on and as of the date of the Closing with the same force and effect as though made on and as of the date of the Closing except that any such representation or warranty made as of a specified date will have been true on and as of such date.

         5.2 Preferred Stock, the Warrant and Note. The Company will have delivered to the Debt Holder the Note, the Warrant and certificates in definitive form representing the Preferred Stock registered in the name of the Debt Holder.

         5.3 Satisfaction of the Conditions to the Closing of the Restructuring Agreement. All of the conditions to the closing of the Restructuring Agreement set forth in Article V and Article VI of the Restructuring Agreement will have been satisfied on or before the Closing Date, including, but not limited to, the execution of this Agreement by the Company and the Debt Holder and the delivery of this Agreement at the Closing.

                                   ARTICLE VI

                          CONDITIONS TO THE OBLIGATION
                             OF THE COMPANY TO CLOSE

         The obligation of the Company to issue the Preferred Stock, Warrant or Note and the obligation of the Company to perform its other obligations under this Agreement will be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

         6.1 Representations and Warranties. Each of the representations and warranties of the Debt Holder in this Agreement, or in any written statement, list or certificate furnished pursuant to an express requirement of this Agreement, will be true and correct, individually and in the aggregate, in all material respects on and as of the date of the Closing with the same force and effect as though made on and as of the date of the Closing except that any such representation or warranty made as of a specified date shall have been true on and as of such date.

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         6.2 Satisfaction of Conditions to the Company's Obligations under the
Restructuring Agreement. All of the conditions to the closing of the Restructuring Agreement set forth in Article V and Article VI of the Restructuring Agreement will have been satisfied on or before the Closing Date, including, but not limited to, the execution and deliver of this Agreement by the Company and the Debt Holder and the execution and delivery of the fully executed Subordination Agreement.

                                  ARTICLE VII

                                INDEMNIFICATION

         7.1 Indemnification. Except as otherwise provided in this Article VII, the Company (the "Indemnifying Party") agrees to indemnify, defend and hold harmless each of the Debt Holder and the Debt Holder's Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members, investment advisors and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims"), losses or written threats thereof (including, without limitation, any Claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities (collectively, "Losses") resulting from or arising out of any breach of any representation or warranty, covenant or agreement by the Company in this Agreement. The amount of any payment to any Indemnified Party herewith in respect of any Loss will be of sufficient amount to make such Indemnified Party whole for any diminution in value of the Preferred Stock, the Warrant or the Note. In connection with the obligation of the Indemnifying Party to indemnify for expenses as set forth above, the Indemnifying Party will, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed under this Article VII for any expenses, such reimbursement of expenses will be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

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         7.2 Notification. Each Indemnified Party under this Article VII will, promptly after the receipt of notice of the commencement of any Claim against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this Article VII, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action will not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party (a) other than pursuant to this Article VII or (b) under this Article VII unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such Claim is brought against any Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any Claim in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party will have the right to employ separate counsel and to control its own defense of such Claim if, in the reasonable opinion of counsel to such Indemnified Party, either (i) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party or
(ii) a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable; provided, however, that the Indemnifying Party (A) will not be liable for the fees and expenses of more than one counsel to all Indemnified Parties and (B) will reimburse the Indemnified Parties for all of such fees and expenses of such counsel incurred in any action between the Indemnifying Party and the Indemnified Parties, provided the Indemnified Parties prevail in such action or between the Indemnified Parties and any third party, as such expenses are incurred. The Indemnifying Party agrees that it will not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising or that may arise out of such Claim. The Indemnifying Party will not be liable for any settlement of any Claim effected against an Indemnified Party without its written consent, which consent will not be unreasonably withheld. The indemnification and contribution rights accorded to an Indemnified Party under this Article VII will be the exclusive remedy of the Indemnified Parties; provided, however, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article VII will restrict or limit any rights that any Indemnified Party may have to seek equitable relief.

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         7.3 Contribution. If the indemnification provided for in this Article
VII from the Indemnifying Party is unavailable to an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or, relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above will be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                                  ARTICLE VIII

                                 MISCELLANEOUS

         8.1 Survival of Representations and Warranties. The representations and warranties made in this Agreement will survive until the third anniversary of the Closing Date.

         8.2 Notices. All notices, demands and other communications provided for or permitted under this Agreement must be made in writing and delivered by registered or certified first-class mail, return receipt requested, courier service or personal delivery to each Party at the address designated for such Party below or at such other address designated from time to time by a Party upon written notice to the other Parties pursuant to this Section 8.2.

                           (a) If to the Company, at the address first set forth above, attention: D. Brian Plunkett, Chief Financial Officer with a copy to:

                                Hodgson Russ LLP
                                One M&T Plaza, Suite 2000
                                Buffalo, New York 14203
                                Attention:  Joseph P. Galda, Esq.

                           (b) If to Debt Holder, at the address first set forth above, attention Director.

                                with a copy to:

                                Feldman Weinstein LLP
                                36 West 44th Street
                                New York, New York 10036-8102
                                Attn:  Robert F. Charron, Esq.

         8.3 Successors and Assigns; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of the Parties. Subject to applicable securities laws and the terms and conditions thereof, the Debt Holder may assign any of the Debt Holder's rights under this Agreement to any of the Debt Holder's Affiliates. Except as provided in Article VII, no Person other than the Parties and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

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         8.4 Amendment and Waiver.

                  (a) No failure or delay on the part of the Company or the Debt Holder in exercising any right, power or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Debt Holder at law, in equity or otherwise.

                  (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Debt Holder from the terms of any provision of this Agreement, will be effective (i) only if it is made or given in writing and signed by the Parties and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         8.5 Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement. Any Party may exercise this Agreement by facsimile signature and the other Parties will be entitled to rely upon such facsimile signature as conclusive evidence that this Agreement has been duly executed by such Party.

         8.6 Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the interpretation of this Agreement.

         8.7 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdiction. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of any of its rights under this Agreement.

         8.8 Severability. If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement will not be in any way impaired, unless the provisions held invalid, illegal or unenforceable will substantially impair the benefits of the remaining provisions of this Agreement.

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

         8.9 Entire Agreement. This Agreement, together with the exhibits attached to this Agreement, are intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties in respect of the subject matter contained in this Agreement. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to in this Agreement and in the Subordination Agreement. This Agreement, together with its exhibits, supersedes all prior agreements and understandings between the Parties with respect to the subject matter of this Agreement.

         8.10 Publicity; Confidentiality. Except as may be required by applicable Requirements of Law, no Party may issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated by this Agreement, without prior approval by the other Parties; provided, however, that nothing in this Agreement will restrict the Debt Holder from disclosing information (a) that is already publicly available,
(b) that was known to the Debt Holder on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that the Debt Holder must use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and the Debt Holder will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order, (d) to the extent that the Debt Holder reasonably believes it appropriate in order to protect the Debt Holder's investment in the Preferred Stock, the Warrant or Note or in order to comply with any Requirement of Law, (e) to the Debt Holder's or the Company's officers, directors, shareholders, advisors, employees, members, partners, controlling persons, auditors, investment advisors or counsel or (f) to Persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to the transactions contemplated by this Agreement.

         8.11 Further Assurances. Each of the Parties will execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Securities Exchange Agreement on the date first written above.


                     AQUIS COMMUNICATIONS GROUP, INC.


                     By:  /s/ D. Brian Plunkett
                        --------------------------------------------------------
                              D. Brian Plunkett, Chief Financial Officer

                     AMRO INTERNATIONAL, S.A.

                     By:  /s/ H.U. Bachofen
                        --------------------------------------------------------
                              H.U. Bachofen, Director


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